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                          LONG ISLAND LIGHTING COMPANY

                         EXECUTIVE EMPLOYMENT AGREEMENT



         FOURTH AMENDMENT, dated as of December 31, 1993 (herein sometimes called the "Amendment") to that certain Executive Employment Contract dated the 20th day of March 1987, between Long Island Lighting Company (the "Company") and William J. Catacosinos (the "Executive"), such Executive Employment Contract being hereinafter referred to as the "Contract."

         WHEREAS, the Board of Directors of the Company (the "Board") on December 15, 1993, determined that it is desirable to extend the term of the Contract so that the objectives intended to be achieved thereby will continue to be provided.

         NOW, THEREFORE, for good and valuable consideration, the Company and the Executive agree as follows:

         1. Paragraph 9 of the Contract is hereby amended by deleting therefrom the date "December 31, 1993" and inserting in its place the date "December 31, 1994."

         2. On and after the date hereof, each reference in the Contract to "this Agreement," "hereto" or words of like import referring to the Contract shall mean and be a reference to the Contract as amended hereby.

         3. Except as specifically amended above, the Contract is and shall continue to be in full force and effect and is in all respects ratified and confirmed.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment.


                                           LONG ISLAND LIGHTING COMPANY



                                           By  /s/ Kathleen A. Marion
                                               ----------------------------
                                                   KATHLEEN A. MARION
                                                       Secretary



                                           Executive:



                                           /s/ W. J. Catacosinos
                                           ----------------------------
                                               WILLIAM J. CATACOSINOS